The patient investor

QUARTERLY REPORT: 12/31/21

Ariel Fund

Ariel Appreciation Fund

Ariel Focus Fund

Ariel International Fund

Ariel Global Fund

Slow and steady wins the race.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

•	arielinvestments.com

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•	twitter.com/arielinvests

John W. Rogers, Jr.	Mellody Hobson
Chairman and	Co-CEO and
Co-CEO	President

Average annual total returns as of 12/31/21

	4Q21	1-year	3-year	5-year	10-year	Since inception*

Ariel Fund	3.56%	30.36%	21.37%	12.33%	14.37%	11.50%

Russell 2500TM Value Index	6.36	27.78	18.30	9.88	12.43	11.21

Russell 2500TM Index	3.82	18.18	21.91	13.76	14.14	11.18

S&P 500® Index	11.03	28.71	26.06	18.48	16.55	11.25

* The inception date for Ariel Fund is 11/06/86.

Average annual total returns as of 12/31/21

	4Q21	1-year	3-year	5-year	10-year	Since inception*

Ariel Appreciation Fund	7.06%	25.86%	18.96%	10.76%	12.76%	10.75%

Russell Midcap® Value Index	8.54	28.34	19.62	11.22	13.44	11.54

Russell Midcap® Index	6.44	22.58	23.28	15.10	14.90	11.81

S&P 500® Index	11.03	28.71	26.06	18.48	16.55	10.77

* The inception date for Ariel Appreciation Fund is 12/01/89.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 3

DEAR FELLOW SHAREHOLDER:

The S&P 500 was already on fire when double-digit returns in the fourth quarter added even more fuel. As 2021 ended, the Index posted an exceptional +28.71% return, “…the seventh-highest gain in the past half century…”1

Although small and mid cap value indices2 fell short of their large cap brethren during the final quarter, they performed in-line over the last twelve months, buoyed by a rebound among Financials, Real Estate, and Energy stocks. Meanwhile, the core small and mid cap benchmarks3 posted strong albeit less robust gains for the quarter as well as the year when compared to their value counterparts and the broad market.

For the three months ending December 31, 2021, Ariel Fund and Ariel Appreciation Fund lagged their primary value benchmarks. This was largely due to some weakness among our highest conviction consumer names. Still, Ariel Appreciation Fund solidly outpaced its core benchmark during the quarter and landed between the value and core indices for the full year. Meanwhile, Ariel Fund crushed both its primary and secondary benchmarks for the year.

TECH AND MEMES

To give context to these returns, it is important to note there was inequity amongst equities. The tech giants continued their pursuit of world domination with a handful of names driving the S&P 500 to seventy(!) record highs. Dare we recall the “irrational exuberance” running rampant at the turn of the century? Yes, there was the ancillary contribution from a rebound among economically sensitive areas including Energy and Industrials, but like the late ‘90s, tech stocks reigned supreme. Just seven names now make up nearly a third of the index. The largest of all, Apple (AAPL), became the first company briefly dubbed a “3T”. (That’s a stock with a $3 trillion market cap.) Within four days in late December, Tesla, Inc. (TSLA)—a 1T— “…gained almost $200 billion in market cap…more than the equivalent of Ford Motor Co. and General Motors Co. combined.”4 Besides the epic demand for the products and services of these companies in a pandemic, low interest rates helped bloat growth stock multiples—putting a dollar earned in the future on equal footing with one earned today. Against that backdrop, as Barron’s acknowledges, “…investors might as well park money in promising companies whose cash flows won’t ramp up for years.”5

While the large cap benchmarks were propelled by tech with an assist from cyclicals, the smaller company indices were buoyed by interest rate sensitive issues, along with a recovering Energy sector. In addition, so-called “meme” stocks managed to hijack the narrative at times. Now a part of our vernacular, what does “meme” mean? Dictionary.com says it is “a cultural item that is transmitted by repetition and replication…” The New York Times explains the financial context: “Millions of amateur investors, stuck at home during the pandemic, piled into the stock market, too, buying up shares of all kinds of companies—even those that no one expects to earn money, like the video game retailer GameStop Corp. (GME).”6 It so happens, GameStop’s staggering +725% return made it the number one performing stock of 2021.7 Once the company grew to triple the size of the average holding in the small cap benchmark, it was kicked upstairs to the large cap index. This shift made GameStop (and stocks like it), a less pronounced part of the smaller company performance story as the year progressed.

In our opinion, memes stocks are akin to a market virus—infectious, contagious, and dangerous. Unlike the tech behemoths that are fast growing and mostly highly profitable (if still overpriced), these ephemeral companies are lacking in fundamentals and inflated by whims. Like the latest variant that is expected to peak quickly, we expect no different for these crowd-sourced playthings.

[1]	Zweig, Jason. “This Year Could Get Crazy. Invest in Self Control.” The Wall Street Journal. January 8-9, 2021. Print. Pg. B5.
[2]	Russell 2500 Value Index and Russell Midcap Value Index.
[3]	Russell 2500 Index and Russell Midcap Index.
[4]	Banergi, Gunjan. “In a Wild Year for Markets, Stocks Pull Off Big Gains.” The Wall Street Journal, December 31, 2021.
[5]	Hough, Jack. “Outlook is Cloudy, But Value Stocks Get Chance to Shine.” Barron’s. January 17, 2022. Print. Pg. 11.
[6]	Marcos Murphy, Coral and Emily Flitter. “The Fed’s Moves Pumped Up Stocks. In 2022, It May Pull the Plug.” The New York Times. December 31, 2021.
[7]	Burrows, Dan. “The 25 Best-Performing Stocks of 2021.” Kiplinger. December 31, 2021.

4	SLOW AND STEADY WINS THE RACE

WHAT NOW?

Following a barnburner year like 2021, we are not surprised by a newfound level of handwringing and soothsaying that has engulfed the investment environment. As the old saying goes, “the market climbs a wall of worry.” Tensions began running high as the year was coming to a close. Much was going well—consumers were in great shape; economic growth was robust; and the US was nearing full employment. Then Omicron began to surge, supply chains remained backed up, workers quit en masse, inflation hovered at a 40-year high, and consumer confidence fell. To top it off, the Federal Reserve began to signal interest rates were set to rise.

As bottom-up stock pickers, we do not manage our portfolios to any economic environment. Nor do we attempt to guess what macro issues might be at hand. That said, we are observant students of history and do not believe rising inflation is easily subdued with quick fixes. Nor do we think the Fed has practiced many “perfect landings” when it comes to managing the money supply. If the Fed sets rates too low, inflation can continue to run away. If rates are too high, it could trigger a recession. Like Goldilocks, “just right” can be a temperamental temperature.

We also understand there are consequences to Fed actions. As we noted in our September 30, 2021 letter, “When it comes to stocks—particularly growth stocks selling at high multiples—inflation acts as gravity.” This force could create a strong pull considering today’s valuations. As Barron’s recently noted, “…the price-to-earnings ratios for growth stocks have ballooned to 31 from 22 during the pandemic, while those for value stocks have risen more modestly, to

16 from 13. The difference between the two current numbers—15—compares with a historical average of 6.”8

From this vantage point, we like our value hand. Sure, some of today’s growth stocks are great businesses—but they are priced for near-perfection and an assumption that the current environment will last forever. Meanwhile, our value names are still very good businesses that have not necessarily benefitted from the confluence of recent events that are shifting in real time. Back in the 1970s, the Nifty Fifty were wonderful companies that grew faster than the economy, just not as fast as the multiples at which they were priced. The same can be said of today’s “magnificent seven”9 that has driven the broad market to record after record.

No FOMO (Fear of Missing Out) here; there is no need to stretch. Since market timing is futile and sitting on the sidelines can be expensive, we do not hold extra cash in anticipation of things we cannot know. That said, we believe companies with moats10 will have the pricing power and brand loyalty to weather inflation. Our job is not to out-guess or out-wit the market, but to exploit inefficiencies by being extremely disciplined. Our job is not to think about what our returns may or may not be this year, but to think about what they will be over the next five to ten years. Over the short term, anything can happen. Over the long-term, we know patience wins.

“Our job is not to out-guess or out-wit the market, but to exploit inefficiencies by being extremely disciplined.”

[8]	Hough, Jack. “Outlook is Cloudy, But Value Stocks Get Chance to Shine.” Barron’s. January 17, 2022. Print. Pg. 11.
[9]	Magnificent Seven refers to Apple (AAPL), Microsoft (MSFT), Amazon (AMZN), Alphabet (GOOGL), Tesla (TSLA), Meta Platforms, Inc. (FB) and Netflix (NFLX).
[10]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals, or external forces.

ARIELINVESTMENTS.COM 5

PORTFOLIO COMINGS AND GOINGS

During the quarter, Ariel Fund added shares of leading supplier of residential thermal, comfort, and security solutions, Resideo Technologies, Inc. (REZI). While the company has struggled to find its footing since being spun-out of Honeywell in 2018, we see early evidence that the new management’s long-term strategic vision is both achievable and not yet being embraced by investors. We view this as an opportunity to own a niche business, well positioned to benefit from the ongoing housing recovery and a secular preference for more connected smart home solutions. We also added casino and entertainment operator, Boyd Gaming Corporation (BYD), which derives most of its revenue from high loyalty and repeat customer base. BYD also owns a minority position in online daily fantasy sportsbook FanDuel. Throughout the pandemic, the company focused on improving operations to permanently lower its expense structure. These initiatives have resulted in margin expansion, strong free cash flow, and accelerated debt repayments. While we expect margins to decline somewhat from currently elevated levels, we believe the market is underestimating the earnings power of the company. On the sell side, we successfully exited our positions in television broadcaster and magazine publisher, Meredith Corporation (MDP) as well as America’s largest ski resort operator Vail Resorts, Inc. (MTN).

In Ariel Appreciation Fund, we did not eliminate any names but did initiate a position in premier oil services company, Core Laboratories N.V. (CLB). In response to recent headwinds within the COVID-19 operating environment, management announced additional cost cuts which should help the company achieve its free cash flow targets and reduce debt. Longer-term, this asset light business is poised to deliver modest growth in reservoir description. Increased activity in fracturing rock should increase output in well completions and fuel longer term growth.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and Co-CEO	Co-CEO and President

6	SLOW AND STEADY WINS THE RACE

Ariel Fund performance summary	INCEPTION: 11/06/86

John W. Rogers, Jr.	John P. Miller, CFA	Kenneth E. Kuhrt, CPA
Lead portfolio	Portfolio	Portfolio
manager	manager	manager

Composition of equity holdings (%)

	Ariel Fund	Russell 2500 Value Index	Russell 2500 Index	S&P 500 Index

Consumer Discretionary	33.74	13.79	14.96	16.07

Financials	22.87	20.41	14.52	10.27

Industrials	21.91	18.57	18.58	12.39

Health Care	7.00	8.19	13.63	12.65

Real Estate	6.36	12.67	8.75	2.77

Consumer Staples	3.05	3.09	2.82	5.10

Utilities	2.66	4.28	2.89	2.73

Energy	1.92	5.46	4.72	2.77

Technology	0.00	7.03	13.47	30.60

Basic Materials	0.00	5.08	4.11	1.81

Telecommunications	0.00	1.43	1.50	2.84

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/2021

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Fund–Investor Class	3.56	30.36	21.37	12.33	14.37	9.24	11.50

Ariel Fund–Institutional Class+	3.63	30.75	21.76	12.68	14.72	9.41	11.60

Russell 2500TM Value Index	6.36	27.78	18.30	9.88	12.43	9.76	11.21

Russell 2500TM Index	3.82	18.18	21.91	13.76	14.14	10.30	11.18

S&P 500® Index	11.03	28.71	26.06	18.48	16.55	9.52	11.25

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/21)

Investor Class	1.00%

Institutional Class	0.69%

Top ten equity holdings (% of net assets)

1.	Madison Square Garden Entertainment	5.1	6.	Mattel, Inc.	3.4

2.	Lazard Ltd., Class A	4.3	7.	ViacomCBS, Inc.	3.4

3.	First American Financial Corp.	4.1	8.	BOK Financial Corp.	3.2

4.	JLL	3.7	9.	Mohawk Industries, Inc.	3.2

5.	Interpublic Group of Cos., Inc.	3.5	10.	Nielsen Holdings plc	3.2

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

ARIELINVESTMENTS.COM 7

Ariel Appreciation Fund performance summary	INCEPTION: 12/01/89

John W. Rogers, Jr.	Timothy R. Fidler, CFA
Co-portfolio	Co-portfolio
manager	manager

Composition of equity holdings (%)

	Ariel Apprec- iation Fund	Russell Midcap Value Index	Russell Midcap Index	S&P 500 Index

Financials	31.00	16.16	12.29	10.27

Consumer Discretionary	25.87	13.62	15.71	16.07

Industrials	16.49	18.06	18.14	12.39

Health Care	11.22	7.14	10.12	12.65

Consumer Staples	7.36	5.43	4.17	5.10

Energy	2.69	5.22	4.26	2.77

Utilities	2.59	7.82	5.06	2.73

Real Estate	2.17	11.83	8.66	2.77

Technology	0.00	8.50	16.41	30.60

Basic Materials	0.00	4.38	3.40	1.81

Telecommunications	0.00	1.82	1.76	2.84

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/2021

	Quarter	1-year	3-year	5-year	10-year	20-year	Since inception

Ariel Appreciation Fund– Investor Class	7.06	25.86	18.96	10.76	12.76	8.71	10.75

Ariel Appreciation Fund– Institutional Class+	7.14	26.24	19.33	11.10	13.11	8.88	10.85

Russell Midcap® Value Index	8.54	28.34	19.62	11.22	13.44	10.52	11.54

Russell Midcap® Index	6.44	22.58	23.28	15.10	14.90	10.88	11.81

S&P 500® Index	11.03	28.71	26.06	18.48	16.55	9.52	10.77

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Expense ratio (as of 9/30/21)

Investor Class	1.12%

Institutional Class	0.81%

Top ten equity holdings (% of net assets)

1.	BOK Financial Corp.	4.1	6.	Progressive Corp.	3.6

2.	Madison Square Garden Entertainment	3.9	7.	Laboratory Corp. of America Holdings	3.5

3.	Northern Trust Corp.	3.9	8.	Lazard Ltd., Class A	3.4

4.	Mattel, Inc.	3.9	9.	Goldman Sachs Group, Inc.	3.4

5.	Aflac, Inc.	3.8	10.	Walgreens Boots Alliance, Inc.	3.3

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

8	SLOW AND STEADY WINS THE RACE

Charles K. Bobrinskoy
Vice Chairman
Portfolio Manager

Average annual total returns as of 12/31/21

	4Q21	1-year	3-year	5-year	10-year	Since inception*

Ariel Focus Fund	4.95%	21.15%	17.61%	10.15%	10.99%	6.83%

Russell 1000® Value Index	7.77	25.16	17.64	11.17	12.96	8.44

S&P 500® Index	11.03	28.71	26.06	18.48	16.55	11.00

* The inception date for Ariel Focus Fund is 06/30/05.

DEAR FELLOW SHAREHOLDER:

Ariel Focus Fund gained +4.95% in the fourth quarter trailing the Russell 1000 Value Index which increased +7.77% and the S&P 500 Index which gained +11.03%. For the full year 2021, Ariel Focus Fund posted a strong absolute return of +21.15% but trailed both the Russell 1000 Value Index and the S&P 500 which rose +25.16% and +28.71%, respectively. Once again, growth stocks outperformed value in the quarter, while the new Omicron variant pressured some of our companies tied to a reopening of the economy.

As we have discussed before, four themes summarize our assessment of the economy and the outlook for financial markets: high and persistent inflation, rising interest rates, a reopening economy, and outperformance of value stocks over growth. Our 2021 performance can be viewed through the prism of these factors.

We continue to believe recent aggressive fiscal and monetary policy will drive high levels of intransient (rather than transitory) inflation. Recent inflation numbers have exceeded our hawkish predictions. While we believed the Consumer Price Index might rise +4% in 2021, double the Fed target of +2%; it rose +7%, the highest level in forty years. Ariel Focus Fund has been well positioned for this environment as natural resource and material companies

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 9

such as APA Corporation (APA) and The Mosaic Company (MOS) returned +90.76% and +72.15% respectively for the year. These were our two largest holdings at year-end and have both performed well very early into 2022. Somewhat surprisingly, the price of gold has not increased with inflation as we would have expected. In fact, Barrick Gold Corporation (GOLD) declined -11.17% last year. Madison Square Garden Entertainment Corporation (MSGE) was also a detractor, falling -33.04% for the year and -3.21% for the fourth quarter. We think high quality real estate like the company’s New York sports arena and its new Sphere entertainment center in Las Vegas will hold value in an inflationary environment. The market has instead focused on MSGE’s ill-timed acquisition of MSG Networks (MSGN), a regional sports network, and punished the stock. While we were also disappointed with the acquisition, we view the markets’ negative reaction as excessive. MSGE is trading at a significant discount to our calculation of its intrinsic value, even if we assign zero value to MSGN, which we do not.

In our view, inflation will not just be a 2021 phenomenon. Inflationary expectations are only now working themselves into the labor market with historically low unemployment, resurgent labor unions, and higher wages. These labor cost pressures are only starting to show up in the Consumer Price Index. The most recent Producer Price Index showed a +9% year over year increase, the highest since it was created in 2010. Higher input prices generally lead to rising consumer prices.

“In our view, inflation will not just be a 2021 phenomenon.”

Consumer balance sheets are in excellent shape with lower unemployment and banked stimulus checks. A recent analysis from JP Morgan Chase (JPM) showed average checking accounts have 50% higher balances than pre-Covid. The U.S. money supply as measured by M2 (a calculation that includes cash, checking accounts, and

“near cash” such as money market securities) is up +38% versus year-end 2019. Higher consumer cash holdings and higher money supply mean more spending and demand for goods. Some emphasize supply issues to explain current inflation. Going forward, we see very strong demand as well, too much money chasing too few goods.

Rising interest rates, after a surprisingly long period of low absolute rates and negative “real” rates, will create a headwind. While there has been much debate about the cause of these low rates, we believe the most important factor has been the $120 billion in monthly federal reserve open market bond purchases and the accumulation of an $8 trillion balance sheet. The former will end, and the latter will shrink. It is not just the Fed that has aggressively purchased bonds, bidding up prices and lowering yields. Bond traders and hedge fund managers have added to positions, confident that being on the same side as the Fed was the wise place to be. Now as the Fed is about to become a seller of bonds rather than a buyer, Wall Street’s “smart money” is likely to follow suit. Against this backdrop, fixed income securities and bond substitutes such as high dividend paying utilities and absolute return hedge funds are substantially overpriced and are not likely to produce attractive returns going forward.

This expectation of a reversion to the mean for interest rates helped 2021 performance, though not as much as we had hoped. The yield on the U.S. 10-year Treasury did indeed increase from +0.92% at the beginning of the year to +1.52% at year-end. An underreported story was the poor performance of bonds last year. The Barclays Aggregate Index declined -1.67% for the year ending December compared to a return of +28.71% for equities as measured by the S&P 500. Interest rates have continued to climb in 2022 with the 10-year Treasury at +1.79% as we go to print. This move higher in rates has contributed to our good, early start to 2022.

In 2021, higher rates helped many of our financial stocks. BOK Financial Corporation (BOKF) saw its net interest margin increase and returned +57.59% for the year and

10	SLOW AND STEADY WINS THE RACE

+18.38% in the quarter. The Goldman Sachs Group, Inc. (GS) jumped +47.59% for the year and +1.73% in the quarter. Smaller positions in The Bank of New York

Mellon Corporation (BK) and Northern Trust Corporation (NTRS) also benefited from higher rates, principally with their ability to invest customer cash. Our biggest disappointment was Lazard Ltd. (LAZ) which declined -3.80% in the quarter. Lazard has relatively small lending and trading businesses compared to other investment banks. In addition, we believe the company’s corporate structure continues to prevent significant institutional ownership among the index and hedge funds that are unable to invest in partnerships.

A reopening of the global economy with a reduction in the severity of the pandemic has led us to invest in companies that would perform well with an end to Covid restrictions such as canceled sports and entertainment events or companies that would benefit from pent-up demand for consumer products. Healthcare holdings such as Zimmer Biomet Holdings Inc. (ZBH) and Hanger Inc. (HNGR) saw demand for their “elective” healthcare services decline sharply as hospitals lost capacity for non-essential surgeries or orthotics. We believed those companies should see a rebound in their business as cases decline. Unfortunately, two new Covid variants turned this theme from a tailwind to a headwind in the second half of the year. First, Delta then Omicron sent Covid cases higher and both companies saw their businesses slow again. Zimmer’s stock lost -13.04% in the fourth quarter while Hanger declined -17.44%. As we write, we believe Omicron cases could be nearing a peak which would allow our thesis to better play out this year.

As many know, growth has beaten value soundly since 2009 principally due to the unprecedented low interest rates of this period. Growth companies, by definition, earn more of their profits in the future versus value stocks. Low interest rates discount those distant profits back to the present as comparatively high net present values, at least compared to what those future earnings would be worth in a more normal interest rate environment. For the last 10 years,

Ariel Focus Fund has consistently traded at lower price/ earnings multiples to the Russell 1000 Value Index, indicating a higher emphasis on value stocks than our primary benchmark. We have believed that growth’s outperformance would end through a combination of mean reversion in interest rates and an economic recovery that would help traditional value sectors like Industrials, Financials, and cyclicals. This thesis seemed to be working at long last in early 2021 as interest rates moved higher and the economy reopened. Value stocks outperformed sharply in the first quarter and were still ahead at the end of June. But the outbreak of Delta in the summer, and a “risk off”1 move in the market caused a flight to safety, lower rates, and a return to growth outperformance. To this point, value trailed growth by over +4% in the fourth quarter, contributing to the underperformance of Ariel Focus Fund in that period.

As we begin 2022, we feel more conviction around our four investment themes than at any point in recent history. Inflation is with us. Our largest holdings are well positioned. Higher inflation and the end to quantitative easing should move interest rates back up to their historic averages, benefitting our Financial holdings. At some point, we will get to the other side of Covid, and the resulting economy should be stronger baring an unforeseen shock. In this context, we hold out the belief that value should outperform growth. Together, these outcomes would offer a strong environment given our current positioning.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Charles K. Bobrinskoy

Vice Chairman and Portfolio Manager

[1]	Risk-off environments can be caused by widespread corporate earnings downgrades, slowing economic data, uncertain central bank policy, a rush to safe investments, and other factors.

ARIELINVESTMENTS.COM 11

Ariel Focus Fund performance summary	INCEPTION: 06/30/05

Charles K. Bobrinskoy
Portfolio manager

Composition of equity holdings (%)

	Ariel Focus Fund	Russell 1000 Value Index	S&P 500 Index

Financials	25.94	20.11	10.27

Industrials	19.44	13.58	12.39

Consumer Discretionary	15.18	9.64	16.07

Health Care	13.08	17.06	12.65

Basic Materials	9.04	2.53	1.81

Consumer Staples	6.29	7.34	5.10

Energy	5.88	5.16	2.77

Technology	3.83	8.59	30.60

Utilities	0.00	5.61	2.73

Telecommunications	0.00	5.20	2.84

Real Estate	0.00	5.17	2.77

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets.

Average annual total returns (%) as of 12/31/2021

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Focus Fund–Investor Class	4.95	21.15	17.61	10.15	10.99	6.83

Ariel Focus Fund–Institutional Class+	5.02	21.45	17.90	10.43	11.27	6.99

Russell 1000® Value Index	7.77	25.16	17.64	11.17	12.96	8.44

S&P 500® Index	11.03	28.71	26.06	18.48	16.55	11.00

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.00%	1.20%

Institutional Class	0.75%	0.86%

Currently, expense ratio caps of 1.00% for the Investor Class and 0.75% for the Institutional Class are in place to waive fees and reimburse certain expenses that exceed these caps. Ariel Investments, LLC (the Adviser) is contractually obligated to maintain these expense ratio caps through 9/30/23.

Top ten equity holdings (% of net assets)

1.	APA Corp.	5.9	6.	J.M. Smucker Co.	4.7

2.	Mosaic Co.	5.8	7.	Laboratory Corp. of America Holdings	4.5

3.	BOK Financial Corp.	5.2	8.	BorgWarner, Inc.	4.4

4.	Nielsen Holdings plc	4.7	9.	Snap-on, Inc.	4.2

5.	Goldman Sachs Group, Inc.	4.7	10.	Lazard Ltd., Class A	3.9

+

The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

12	SLOW AND STEADY WINS THE RACE

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

Average annual total returns as of 12/31/21

	4Q21	1-year	3-year	5-year	10-year*

Ariel International Fund	3.55%	4.26%	7.92%	5.69%	5.76%

MSCI EAFE	2.69	11.26	13.54	9.55	8.03

MSCI EAFE Value	1.17	10.89	7.82	5.34	5.81

MSCI EAFE Growth	4.09	11.25	18.95	13.59	10.08

MSCI ACWI ex-US	1.82	7.82	13.18	9.61	7.28

MSCI ACWI ex-US Value	1.24	10.46	8.24	6.00	5.29

MSCI ACWI ex-US Growth	2.37	5.09	17.82	13.06	9.13
* The inception date for Ariel International Fund is 12/30/11. Average annual total returns as of 12/31/21

	4Q21	1-year	3-year	5-year	10-year*

Ariel Global Fund	5.62%	11.49%	11.67%	8.63%	8.54%

MSCI ACWI Index	6.68	18.54	20.38	14.40	11.85

MSCI ACWI Value	6.28	19.62	12.86	8.69	8.82

MSCI ACWI Growth	6.95	17.10	27.58	19.92	14.70

* The inception date for the Ariel Global Fund is 12/30/11.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains and represents returns of the Investor Class shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. Performance data current to the most recent month-end for Ariel International Fund and Ariel Global Fund may be obtained by visiting our website, arielinvestments.com.

ARIELINVESTMENTS.COM 13

DEAR FELLOW SHAREHOLDER:

2021 marked another historic year for markets. Stocks overcame numerous headwinds including a resurgence in COVID cases, rising inflation, supply chain challenges, labor shortages and worries over the downturn in China. The MSCI ACWI and S&P 500 Indices delivered their third straight-year of double-digit returns and recorded their best three-year performance since 1999. As such, global markets—helped by their U.S. Stock constituents—outpaced international markets.

Ariel Global Fund’s fourth quarter and calendar year gains underperformed its primary benchmark1, which was propelled by its exposure to large cap U.S. growth stocks. Conversely, Ariel International Fund outperformed its primary benchmark1 during the quarter yet lagged over the one-year period. In varying degrees of magnitude, our Health Care holdings were our biggest quarterly contributors, while Consumer Discretionary names and our overweight to Communication Services were notable detractors in the period. For the full year, the story is completely different. In keeping with our third quarter letter, stock-specific issues within Communication Services continued to cost us the most. Another significant headwind was the dramatic rally in cyclicals where we are underweight. Meanwhile, Health Care and Consumer stocks were large contributors to both Funds, whereas Information Technology also aided Ariel Global Fund.

THE STYLE DEBATE

It is hard to believe it has been 10 years since Ariel launched its international and global strategies. Having navigated a decade of various periods of under- and out-performance—depending on the endpoint—it has become increasingly apparent our investors have found style-specific discussions, namely the dominance of growth at the expense of value, important when contextualizing our short and long-term performance.

Although we self-identify as “core” with a clear intrinsic value bias, a growing chorus of clients who deploy Ariel as a value manager to diversify their international and global equity allocations have requested that we also now depict the value indices in our reporting materials. Some believe they better represent our investment discipline and portfolio characteristics. Although Ariel’s portfolios have underperformed their core benchmarks—which were predominantly boosted by growth—our multi-horizon returns occasionally outpace the value indices. In deference to these growing requests and in concert with our belief that style-specific indices can be relevant to performance conversations, we will formally adopt the value benchmarks as a secondary measure for comparison purposes going forward. Rest assured, this decision has no impact on our bottom-up stock selection. Regardless of whether a client evaluates our portfolios against the core or value Indices, it is critical to underscore, we pick stocks, not styles.

Clear sector weighting differences between the core and value benchmarks can drive outcomes. Today, the core may overweight Information Technology, while value may overweight Financials and Energy. These exposures are not static and can change. Notably, we are indifferent to these weightings. Indices and benchmarks are not considered in our portfolio construction process. Our individual stock weightings reflect our conviction in the underlying business franchise; the risk-adjusted reward profile of an investment idea; as well as its contribution to diversification and overall portfolio characteristics. The goal is to create a portfolio composed of our best ideas without regard to country, sector, trend, or theme.

WINNING BY NOT LOSING

There is no way to know what styles or sectors will be in vogue, or why good stocks flounder and bad ones skyrocket for longer than one would expect. The one thing an investor can control is their adherence to an investment regimen.

[1]	Each Fund’s primary index is the first one listed below each respective Fund’s performance data.

14	SLOW AND STEADY WINS THE RACE

Market participants approach value investing in different ways. Conventional practices generally measure valuation multiples against comparable companies based on the idea that similar assets sell at similar prices. Our value approach is purposefully different and distinguished by investing with a margin of safety2 as evaluated by our discount to intrinsic worth.

Our concentrated portfolios are custom-designed to generate attractive risk-adjusted returns in the long run. As such, we believe a dollar saved is a dollar earned and view risk as the permanent impairment of capital. To that end, we prefer to incur the opportunity cost of underperforming a benchmark to the actual cost of losing money.

“We believe a dollar saved is a dollar earned and view risk as the permanent impairment of capital.”

In looking at the Growth of $100 chart below and on the following page—our attention to absolute instead of relative returns results in sacrificing some of the upside in strong bull markets but insulates us during big drawdowns—no matter the Index. This longstanding pattern has enabled us to deliver on our primary objective of capital appreciation and secondary objective of capital preservation over a full market cycle.3

Ariel International Fund as of 12/31/21

	Annual Returns (%)				Growth of $100
	Ariel International Fund	MSCI EAFE Net Return	MSCI EAFE Value Net Return	MSCI EAFE Growth Net Return	Ariel International Fund	MSCI EAFE Net Return	MSCI EAFE Value Net Return	MSCI EAFE Growth Net Return

Initial investment					$100	$100	$100	$100

Year ended 2012	4.34	17.32	17.69	16.86	$104	$117	$118	$117

Year ended 2013	26.13	22.78	22.95	22.55	$132	$144	$145	$143

Year ended 2014	-2.44	-4.90	-5.39	-4.43	$128	$137	$137	$137

Year ended 2015	4.18	-0.81	-5.68	4.09	$134	$136	$129	$142

Year ended 2016	-0.81	1.00	5.02	-3.04	$133	$137	$136	$138

Year ended 2017	16.34	25.03	21.44	28.86	$154	$172	$165	$178

Year ended 2018	-9.81	-13.79	-14.78	-12.83	$139	$148	$140	$155

Year ended 2019	12.84	22.01	16.09	27.90	$157	$180	$163	$198

Year ended 2020	6.85	7.82	-2.63	18.29	$168	$195	$159	$235

Year ended 2021	4.26	11.26	10.89	11.25	$175	$217	$176	$261

Since Inception Annualized Compound Growth Rate	5.75	8.03	5.81	10.08
Ariel International Fund as of 12/31/21

	Annual Returns (%)				Growth of $100
	Ariel International Fund	MSCI ACWI ex-US Net Return	MSCI ACWI ex-US Value Net Return	MSCI ACWI ex-US Growth Net Return	Ariel International Fund	MSCI ACWI ex-US Net Return	MSCI ACWI ex-US Value Net Return	MSCI ACWI ex-US Growth Net Return

Initial investment					$100	$100	$100	$100

Year ended 2012	4.34	16.83	16.97	16.67	$104	$117	$117	$117

Year ended 2013	26.13	15.29	15.04	15.49	$132	$135	$135	$135

Year ended 2014	-2.44	-3.87	-5.10	-2.65	$128	$129	$128	$131

Year ended 2015	4.18	-5.66	-10.06	-1.25	$134	$122	$115	$130

Year ended 2016	-0.81	4.50	8.92	0.12	$133	$128	$125	$130

Year ended 2017	16.34	27.19	22.66	32.01	$154	$162	$153	$171

Year ended 2018	-9.81	-14.20	-13.97	-14.43	$139	$139	$132	$147

Year ended 2019	12.84	21.51	15.71	27.34	$157	$169	$153	$187

Year ended 2020	6.85	10.65	-0.77	22.20	$168	$187	$152	$228

Year ended 2021	4.26	7.82	10.46	5.09	$175	$202	$167	$240

Since Inception Annualized Compound Growth Rate	5.75	7.28	5.29	9.13

This data illustrates the performance of a hypothetical $100 investment made in each Fund’s Investor Class on December 30, 2011 through December 31, 2021.Figures include reinvestment of capital gains and dividends. This chart is not intended to imply future performance of the Funds.

[2]

Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals, or external forces.

[3]	A full market cycle is defined as the period between two peaks which includes both a bear market and a bull market.

ARIELINVESTMENTS.COM	15

Ariel Global Fund as of 12/31/21

	Annual Returns (%)				Growth of $100
	Ariel Global Fund	MSCI ACWI Net Return	MSCI ACWI Value Net Return	MSCI ACWI Growth Net Return	Ariel Global Fund	MSCI ACWI Net Return	MSCI ACWI Value Net Return	MSCI ACWI Growth Net Return

Initial investment					$100	$100	$100	$100

Year ended 2012	5.50	16.13	15.55	16.69	$106	$116	$116	$117

Year ended 2013	27.78	22.80	22.43	23.17	$135	$143	$141	$144

Year ended 2014	5.29	4.16	2.86	5.43	$142	$149	$146	$152

Year ended 2015	0.36	-2.36	-6.26	1.55	$142	$145	$136	$154

Year ended 2016	5.30	7.86	12.57	3.27	$150	$156	$154	$159

Year ended 2017	15.60	23.97	18.26	30.00	$173	$194	$182	$207

Year ended 2018	-6.03	-9.41	-10.79	-8.13	$163	$176	$162	$190

Year ended 2019	15.98	26.60	20.58	32.72	$189	$222	$195	$252

Year ended 2020	7.70	16.25	-0.33	33.60	$204	$259	$195	$337

Year ended 2021	11.49	18.54	19.62	17.10	$227	$306	$233	$394

Since Inception Annualized Compound Growth Rate	8.54	11.85	8.82	14.70

This data illustrates the performance of a hypothetical $100 investment made in each Fund’s Investor Class on December 30, 2011 through December 31, 2021. Figures include reinvestment of capital gains and dividends. This chart is not intended to imply future performance of the Funds.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.

Sincerely,

Rupal J. Bhansali

Chief Investment Officer

International and Global Equities

16	SLOW AND STEADY WINS THE RACE

Ariel International Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel International Fund	MSCI EAFE Index	MSCI ACWI ex-US Index

Health Care	18.83	12.78	9.39

Consumer Staples	15.24	10.33	8.57

Financials	14.56	16.93	19.18

Communication Services	14.47	4.51	6.14

Consumer Discretionary	13.05	12.53	12.14

Utilities	10.64	3.38	3.11

Information Technology	3.56	9.67	13.58

Industrials	2.39	16.16	12.61

Energy	0.46	3.37	4.79

Real Estate	0.10	2.80	2.40

Materials	0.00	7.55	8.08

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 12/31/2021

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel International Fund–Investor Class	3.55	4.26	7.92	5.69	5.76	5.75

Ariel International Fund–Institutional Class	3.68	4.55	8.22	5.97	6.02	6.01

MSCI EAFE Index (net)	2.69	11.26	13.54	9.55	8.03	8.03

MSCI ACWI ex-US Index (net)	1.82	7.82	13.18	9.61	7.28	7.28

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.13%	1.30%

Institutional Class	0.88%	0.93%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2023. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Roche Holding AG	8.3	6.	Michelin (CGDE)	5.5

2.	Deutsche Boerse AG	7.4	7.	Nintendo Co., Ltd.	4.8

3.	GlaxoSmithKline plc	6.1	8.	Snam SpA	4.4

4.	Philip Morris Intl, Inc.	5.9	9.	Endesa SA	4.2

5.	Koninklijke Ahold Delhaize NV	5.7	10.	Baidu, Inc.	3.9

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated and, if held as depositary receipts, it is not so specified. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

Japan	16.33	United States	6.71

Germany	12.13	Netherlands	5.67

United Kingdom	9.77	Italy	5.09

Switzerland	9.68	China	4.77

France	7.94	Spain	4.68

ARIELINVESTMENTS.COM 17

Ariel Global Fund performance summary	INCEPTION: 12/30/11

Rupal J. Bhansali

Portfolio manager

Composition of equity holdings (%)

	Ariel Global Fund	MSCI ACWI Index

Health Care	26.57	11.69

Information Technology	18.12	23.58

Financials	12.53	13.86

Communication Services	11.52	8.58

Consumer Staples	11.25	6.80

Consumer Discretionary	8.72	12.40

Utilities	5.12	2.70

Real Estate	1.58	2.70

Industrials	1.08	9.64

Materials	0.00	4.67

Energy	0.00	3.40

Sector weightings for the Fund are calculated based on equity holdings as a percentage of total net assets. The sectors above are the Global Industry Classification Standard (“GICS”) sector classifications.

Average annual total returns (%) as of 12/31/2021

	Quarter	1-year	3-year	5-year	10-year	Since inception

Ariel Global Fund–Investor Class	5.62	11.49	11.67	8.63	8.54	8.54

Ariel Global Fund–Institutional Class	5.68	11.76	11.98	8.90	8.82	8.81

MSCI ACWI Index (net)	6.68	18.54	20.38	14.40	11.85	11.85

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Any extraordinary performance shown for short-term periods may not be sustainable and is not representative of the performance over longer periods. To access performance data current to the most recent month-end, visit arielinvestments.com.

Growth of a $10,000 investment since inception (Investor Class)

The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Expense ratio (as of 9/30/21)	Net	Gross

Investor Class	1.13%	1.36%

Institutional Class	0.88%	0.95%

The net expense ratio reflects a contractual advisory fee waiver agreement effective through September 30, 2023. Prior to November 29, 2016, the fee waiver was 1.25% of net assets for the Investor Class and 1.00% for the Institutional Class, and, prior to February 1, 2014, the fee waiver was 1.40% for the Investor Class and 1.15% for the Institutional Class.

Top ten companies (% of net assets)

1.	Microsoft Corp.	11.1	6.	Baidu, Inc.	5.2

2.	Roche Holding AG	7.6	7.	Michelin (CGDE)	3.9

3.	GlaxoSmithKline plc	6.1	8.	Johnson & Johnson	3.8

4.	Gilead Sciences, Inc.	5.8	9.	Endesa SA	3.5

5.	Philip Morris Intl, Inc.	5.6	10.	Credicorp Ltd.	3.1

For the purposes of determining the Fund’s top ten, securities of the same issuer are aggregated and, if held as depositary receipts, it is not so specified. This list excludes ETFs if held.

Top ten country weightings (% of net assets)

United States	39.08	France	4.96

Switzerland	8.50	Germany	3.66

Japan	7.52	Spain	3.50

United Kingdom	7.49	Brazil	3.14

China	6.98	Peru	3.08

18	SLOW AND STEADY WINS THE RACE

John P. Miller, CFA® Senior Vice President Portfolio Manager

Founded in 1976, KKR & Co. Inc. (NYSE: KKR) is one of the largest and most successful global investment firms that offers alternative asset management, capital markets and insurance solutions. KKR funds invest in private equity, credit and real assets. The firm also has strategic partners that manage hedge funds. With $459 billion in assets under management as of September 30, 2021, KKR invests its own capital alongside its partners’ capital.

The company has attractive fundamentals—supported by positive secular trends, strong long-term investment results and healthy fundraising activity—which the market continues to underappreciate.

PEOPLE DRIVE RESULTS

We believe KKR has a long track record of strong performance in wide ranging economic and financial conditions. As investors, we know this success results from many highly skilled people working effectively together under pressure. KKR is one of only a handful of firms with the size and organizational structure to benefit from several recent trends: sustained institutional interest in alternative assets, attractive corporate valuations in different geographies and industries, and historically low interest rates. Their long-term, disciplined approach has created a culture that rewards independent thinking, and as a result, its clients benefit.

FOCUS ON FUNDAMENTALS

The firm’s earning power is primarily driven by strong investment performance and growth in assets under management, as well as partners’ capital which increased an astounding 70% from its pre-pandemic low on

March 31, 2020 to September 30, 2021. Fundamentals remain strong, while momentum across KKR remains elevated. At its investor day earlier this year, management stated they expect to raise over $100 billion—more than 20% of current assets under management—over the next two years. We believe they will exceed this goal.

MANAGEMENT SUCCESSION

On October 21, 2021, the company announced the much-anticipated promotion of Co-Presidents and Co-Chief Operating Officers Joe Bae and Scott Nuttall to Co-CEOs. Concurrently, Henry Kravis and George Roberts were elevated to Executive Co-Chairmen of KKR’s Board. Bae is credited with building KKR’s platform and expansion in Asia, while Nuttall was the driver behind KKR’s balance sheet strategy, its public markets businesses, the firm’s capital markets and insurance businesses, and its public listing in July 2018. Both joined KKR in 1996 and have spent nearly their entire careers at the firm. The Board could not have made a better decision. We are grateful for our deep relationship with KKR’s entire leadership team—strengthened over the last decade of ownership.

Alternative investment management is an industry with favorable economics. It has long-dated capital—where clients pay fees throughout the investment process, which typically lasts 7-10 years. We believe the market continues to underestimate KKR’s structural advantage of having a lengthy lock-up period, its noteworthy fundraising abilities, and the sustainability of its incentive income.

As of December 31, 2021, shares traded at $74.50, a 13% discount to our estimated private market value of $86.

ARIELINVESTMENTS.COM 19

Jamil Soriano Vice President, Research

Manchester United (NYSE: MANU) is one of the most popular sports teams in the world with more than 1 billion fans. The 144-year old football club plays in the English Premier League (EPL), the most watched professional sports league globally, and has won 66 trophies and 20 English league titles. The club is majority owned by the Glazer family, who also owns the National Football League (NFL) team, the Tampa Bay Buccaneers.

Manchester United’s strong global brand, coupled with the European “free market” structure which enables greater competition between franchises, provides an advantage over American counterparts constrained by salary caps, and revenue sharing requirements. While short-term noise related to the pandemic and a recent Glazer family stock sale have put pressure on shares, the company’s improving business fundamentals, including successful IP monetization efforts, should translate to solid long-term performance in our view.

AN UNMATCHED FANBASE

Viewership of Manchester United games far exceeds other major sporting events. Home matches are played at its Old Trafford stadium, which have sold out every year from 1997 through the onset of the pandemic. The most recent season attracted capacity crowds, demonstrating that demand for live sports events has returned. We expect this trend to continue in a normalized environment. United’s television viewership continues to outpace that of even the most popular U.S. sports, with an average of 45 million people tuning in to each match during the most recent season. By contrast, NFL games attracted approximately 17 million viewers per game.

PROFITABILITY OUTPACES U.S. PROFESSIONAL SPORTS

Manchester United’s global brand drives a larger revenue base, which allows for the acquisition of top talent. As a result, we believe the company’s profitability is superior to that of most U.S. professional sports teams. Like most top-tier sports teams and leagues around the world, Manchester United and its English Premier League have benefited from growing demand for live sports, which has translated into an increase in the value of its media rights—one of the largest revenue sources for sports organizations. This trend is expected to continue in international markets outside the UK. Additionally, high barriers to entry and limited supply support the team’s wide moat1, or competitive advantage.

TEMPORARY PRESSURE

The 2021/22 regular season began strong—with no pandemic-related constraints and the addition of superstar Cristiano Ronaldo to the roster. However, shares have been pressured following a Glazer family stock sale in October, their second such transaction in 2021. A December surge in global COVID-19 cases resulted in numerous match postponements and likely also weighed on the stock price, which was down more than 25% between the end of September and the end of December 2021.

In our view, recent developments represent short-term noise and do not impact Manchester United’s encouraging long-term outlook. Contrary to naysayers, we believe the Glazer family is as intently focused on improving business fundamentals as it is on winning matches. Over the last decade, the company has demonstrated impressive Commercial segment growth on the back of new sponsorships and product licensing agreements.

Enhancements to its merchandise distribution platforms and emerging on-trend partnership categories such as gaming should provide a long runway for further IP monetization. Continued media rights appreciation, particularly outside the UK, should also provide a tailwind. The English Premier League more than doubled the value of its U.S. media rights agreement with NBC recently, which bodes well for the future. While the team has not captured an EPL trophy since 2013, the company’s IP monetization efforts should translate into relatively high caliber performance going forward.

As of December 31, 2021, shared traded at $14.24, a 33% discount to our estimated private market value of $21.31.

[1]

An economic moat is a perceived competitive advantage that acts as a barrier to entry for other companies in the same industry. This perceived advantage cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations, declining fundamentals or external forces.

20	SLOW AND STEADY WINS THE RACE

James Kenny, CFA® Vice President, Research

Resideo Technologies (NYSE: REZI) is a leading supplier of comfort, thermal and security solutions to the residential market. The company was spun out of Honeywell in October 2018. Its products include controls for temperature and humidity, water heaters, furnace panels, water valves, and full residential security alarm systems. The company also has a business called ADI Global, which is a leading wholesale distributor of security and low voltage electronic products found in over 150 million homes globally. These products are sold through a network of over 110,000 professional contractors and 1,200 original equipment manufacturers, as well as major retailers and online merchants.

SPINNING INTO FOCUS

During its early post-spin years, Resideo was inefficient and poorly managed. Its fundamental and stock performance suffered as a result. However, the company’s prudent strategic and operational review in 2020 led to a new management team. Results have been consistently positive since CEO, Jay Geldmacher, and CFO, Tony Trunzo, were installed. Together, they have strengthened the balance sheet, eliminated organizational silos, increased investment in innovation and implemented several margin enhancement initiatives. After three years of declines, earnings are now on track to grow over 60% in 2021, and the stock has rebounded strongly from its pandemic lows.

CONTROLLING A BRIGHTER FUTURE

Despite the stock price rebound, investors remain anchored in the old Resideo. Many still think of it as a traditional thermostat company. While it is true that Resideo’s Honeywell Home thermostat brand commands the leading market share, management has a much bolder long-term vision for the company: to be a leader in smart home controls. The company has a diverse mix of products for the entire home, including essential “behind the wall” components, such as water valve and furnace controls that help create a holistic smart home. Their technologies also help homeowners and technicians stay ahead of repairs, leaks, and other common problems by predicting and proactively managing product issues.

DISTRIBUTING CONSISTENT CASH FLOW AND SIGNIFICANT GROWTH OPPORTUNITIES

Resideo’s distribution business, ADI Global, is also under-appreciated. With over 350,000 products across 195 stocking locations in 17 countries, it is the leading global distributor of low-voltage security products—and it is growing. ADI has posted ten consecutive years of revenue growth, making it a consistent source of free cash flow to deploy towards future growth opportunities. The distribution business also feeds information to Resideo’s controls business, which improves its product offerings. Management has a strong vision for product expansion and digital capabilities, which supports the company’s long-term plan to accelerate revenue growth and more than double consolidated operating margins from 2020 levels.

The company’s current valuation suggests investors are stuck in the past. Resideo has a fresh management team and a clear path to a brighter future. We are excited about its excellent brand, improving free cash flow profile and vastly underappreciated growth prospects. In our view, this is an opportunity to own the next smart home leader.

As of December 31, 2021, shares traded at $26.03, a 39% discount to our private market value of $42.53.

ARIELINVESTMENTS.COM 21

Schedules of investments	12/31/21 (UNAUDITED)

Ariel Fund

Number of shares	Common stocks—99.51%	Value

	Consumer discretionary—33.74%
2,455,892	Madison Square Garden Entertainment Corp.(a)	$172,747,444
3,173,966	Interpublic Group of Cos., Inc.	118,865,027
5,385,947	Mattel, Inc.(a)	116,121,017
3,772,555	ViacomCBS, Inc.	113,855,710
5,315,062	Nielsen Holdings plc	109,011,922
3,640,527	Adtalem Global Education, Inc.(a)(b)	107,613,978
532,457	Madison Square Garden Sports Corp.(a)	92,503,755
4,877,090	TEGNA, Inc.	90,518,790
5,103,727	Manchester United plc	72,677,073
1,643,163	Gentex Corp.	57,264,231
840,902	Boyd Gaming Corp.	55,137,944
522,336	Royal Caribbean Cruises Ltd.(a)	40,167,638
		1,146,484,529

	Consumer staples—3.05%
762,905	J.M. Smucker Co.	103,617,757

	Energy—1.92%
2,926,476	Core Laboratories N.V.(b)	65,289,680

	Financials—22.87%
3,348,003	Lazard Ltd., Class A	146,073,371
1,785,088	First American Financial Corp.	139,647,434
1,043,807	BOK Financial Corp.	110,111,200
839,900	Northern Trust Corp.	100,460,439
1,345,529	KKR & Co., Inc.	100,241,911
593,300	Affiliated Managers Group, Inc.	97,603,783
1,983,130	Janus Henderson Group plc	83,172,472
		777,310,610

	Health care—7.00%
2,069,515	Envista Holdings Corp.(a)	93,252,346
285,500	Laboratory Corp. of America Holdings(a)	89,706,955
75,945	Charles River Laboratories Intl, Inc.(a)	28,614,557
34,781	Bio-Rad Laboratories, Inc.(a)	26,279,480
		237,853,338

	Industrials—21.91%
601,704	Mohawk Industries, Inc.(a)	109,618,435
1,372,100	Masco Corp.	96,348,862
2,819,000	Axalta Coating Systems, Ltd.(a)	93,365,280
2,585,841	Kennametal, Inc.	92,857,550
10,720,965	ADT, Inc.	90,163,316
365,463	Snap-on, Inc.	78,713,421
2,715,244	Resideo Technologies, Inc.(a)	70,677,801
192,523	Keysight Technologies, Inc.(a)	39,757,925
63,674	Zebra Technologies Corp.(a)	37,898,765
252,747	Simpson Manufacturing Co., Inc.	35,149,525
		744,550,880

	Real estate—6.36%
471,066	JLL(a)	126,876,916
824,253	CBRE Group, Inc., Class A(a)	89,439,693
		216,316,609

See Notes to Schedules of Investments.
22 SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/21 (UNAUDITED)

Ariel Fund (continued)

Number of shares	Common stocks—99.51%	Value

	Utilities—2.66%
1,516,457	Stericycle, Inc.(a)	$90,441,495

	Total common stocks (Cost $2,172,120,460)	3,381,864,898

Number of shares	Short-term investments—0.38%	Value

12,969,020	Northern Institutional Treasury Portfolio, 0.00%(c)	$12,969,020

	Total short-term investments (Cost $12,969,020)	12,969,020

	Total Investments—99.89% (Cost $2,185,089,480)	3,394,833,918

	Other Assets less Liabilities—0.11%	3,602,955

	Net Assets—100.00%	$3,398,436,873

Ariel Appreciation Fund

Number of shares	Common stocks—99.39%	Value

	Consumer discretionary—25.87%
784,855	Madison Square Garden Entertainment Corp.(a)	$55,206,701
2,533,917	Mattel, Inc.(a)	54,631,251
906,814	BorgWarner, Inc.	40,870,107
1,742,807	Nielsen Holdings plc	35,744,972
833,257	Interpublic Group of Cos., Inc.	31,205,475
375,700	Omnicom Group, Inc.	27,527,539
1,610,723	Manchester United plc	22,936,696
947,465	Knowles Corp.(a)	22,123,308
162,409	CarMax, Inc.(a)	21,150,524
560,336	Gentex Corp.	19,527,710
110,391	Madison Square Garden Sports Corp.(a)	19,178,228
37,511	Vail Resorts, Inc.	12,299,857
		362,402,368
	Consumer staples—7.36%
887,361	Walgreens Boots Alliance, Inc.	46,284,750
255,275	J.M. Smucker Co.	34,671,450
477,400	Molson Coors Brewing Co.	22,127,490
		103,083,690
	Energy—2.69%
854,272	Core Laboratories N.V.	19,058,808
1,374,900	NOV, Inc.	18,629,895
		37,688,703
	Financials—31.00%
547,906	BOK Financial Corp.	57,798,604
459,183	Northern Trust Corp.	54,922,879
907,900	Aflac, Inc.	53,012,281
490,191	Progressive Corp.	50,318,106
1,093,866	Lazard Ltd., Class A	47,725,374
124,538	Goldman Sachs Group, Inc.	47,642,012
560,158	First American Financial Corp.	43,821,160
465,898	The Charles Schwab Corp.	39,182,022
440,561	KKR & Co., Inc.	32,821,794
67,724	Houlihan Lokey, Inc.	7,010,788
		434,255,020

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	23

Schedules of investments	12/31/21 (UNAUDITED)

Ariel Appreciation Fund (continued)

Number of shares	Common stocks—99.39%	Value

	Health care—11.22%
156,257	Laboratory Corp. of America Holdings(a)	$49,097,512
639,415	Cardinal Health, Inc.	32,923,478
730,375	Envista Holdings Corp.(a)	32,910,697
202,373	Zimmer Biomet Holdings, Inc.	25,709,466
44,037	Charles River Laboratories Intl, Inc.(a)	16,592,261
		157,233,414

	Industrials—16.49%
1,194,999	Kennametal, Inc.	42,912,414
1,175,000	Axalta Coating Systems, Ltd.(a)	38,916,000
195,200	Stanley Black & Decker, Inc.	36,818,624
826,130	nVent Electric plc	31,392,940
114,822	Snap-on, Inc.	24,730,362
67,467	Littelfuse, Inc.	21,230,516
93,631	Keysight Technologies, Inc.(a)	19,335,738
1,869,230	ADT, Inc.	15,720,224
		231,056,818

	Real estate—2.17%
280,734	CBRE Group, Inc., Class A(a)	30,462,446

	Utilities—2.59%
608,600	Stericycle, Inc.(a)	36,296,904

	Total common stocks (Cost $847,313,171)	1,392,479,363

Number of shares	Short-term investments—0.57%	Value

7,962,187	Northern Institutional Treasury Portfolio, 0.00%(c)	$7,962,187

	Total short-term investments (Cost $7,962,187)	7,962,187

	Total Investments—99.96% (Cost $855,275,358)	1,400,441,550

	Other Assets less Liabilities—0.04%	584,229
	Net Assets—100.00%	$1,401,025,779

Ariel Focus Fund

Number of shares	Common stocks—98.68%	Value

	Basic materials—9.04%
105,683	Mosaic Co.	$4,152,285
119,404	Barrick Gold Corp.	2,268,676
		6,420,961

	Consumer discretionary—15.18%
164,102	Nielsen Holdings plc	3,365,732
68,868	BorgWarner, Inc.	3,103,881
37,109	Madison Square Garden Entertainment Corp.(a)	2,610,247
28,762	ViacomCBS, Inc.	868,037
4,810	Madison Square Garden Sports Corp.(a)	835,641
		10,783,538

	Consumer staples—6.29%
24,543	J.M. Smucker Co.	3,333,430
21,813	Walgreens Boots Alliance, Inc.	1,137,766
		4,471,196

See Notes to Schedules of Investments.
24 SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/21 (UNAUDITED)

Ariel Focus Fund (continued)

Number of shares	Common stocks—98.68%	Value

	Energy—5.88%
155,202	APA Corp.	$4,173,382

	Financials—25.94%
35,049	BOK Financial Corp.	3,697,319
8,750	Goldman Sachs Group, Inc.	3,347,313
63,960	Lazard Ltd., Class A	2,790,575
40,643	Bank of New York Mellon Corp.	2,360,546
26,654	First American Financial Corp.	2,085,142
14,284	Northern Trust Corp.	1,708,509
19,732	KKR & Co., Inc.	1,470,034
9,445	Progressive Corp.	969,529
		18,428,967

	Health care—13.08%
10,111	Laboratory Corp. of America Holdings(a)	3,176,977
13,891	Johnson & Johnson	2,376,333
15,658	Zimmer Biomet Holdings, Inc.	1,989,192
96,625	Hanger, Inc.(a)	1,751,811
		9,294,313

	Industrials—19.44%
13,891	Snap-on, Inc.	2,991,844
14,038	Mohawk Industries, Inc.(a)	2,557,443
7,019	Lockheed Martin Corp.	2,494,623
131,301	Western Union Co.	2,342,410
71,133	Resideo Technologies, Inc.(a)	1,851,592
8,344	Stanley Black & Decker, Inc.	1,573,845
		13,811,757

	Technology—3.83%
31,219	Oracle Corp.	2,722,609

	Total common stocks (Cost $48,755,725)	70,106,723

Number of shares	Short-term investments—1.23%	Value

873,529	Northern Institutional Treasury Portfolio, 0.00%(c)	$873,529
	Total short-term investments (Cost $873,529)	873,529

	Total Investments—99.91% (Cost $49,629,254)	70,980,252

	Other Assets less Liabilities—0.09%	64,715

	Net Assets—100.00%	$71,044,967

Ariel International Fund

Number of shares	Common stocks—93.30%	Value

	Belgium—0.66%
58,381	KBC Group NV	$5,015,582

	Brazil—1.62%
780,942	Telefonica Brasil SA ADR	6,755,148
836,511	BB Seguridade Participacoes SA ADR	3,061,631
215,005	TIM SA of Brazil ADR	2,502,658
		12,319,437

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	25

Schedules of investments	12/31/21 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—93.30%	Value

	Canada—0.22%
167,101	Element Fleet Management Corp.	$1,701,459

	China—4.77%
201,572	Baidu, Inc. ADR(a)	29,991,898
184,357	Trip.com Group Ltd. ADR(a)	4,538,869
1,130,353	TravelSky Technology Ltd.	1,901,909
		36,432,676

	Denmark—1.88%
64,877	Novo Nordisk A/S	7,287,366
274,285	H Lundbeck A/S	7,062,166
		14,349,532

	Finland—2.52%
2,530,165	Nokia Corp.(a)	16,025,282
516,740	Nokia Corp. ADR(a)	3,214,123
		19,239,405

	France—7.94%
256,024	Michelin (CGDE)	42,017,321
79,450	Sanofi	8,012,400
54,318	Thales SA	4,625,710
45,913	BNP Paribas SA	3,176,566
14,569	Safran SA	1,785,736
18,525	Societe BIC SA	998,013
		60,615,746

	Germany—12.13%
337,667	Deutsche Boerse AG	56,381,761
9,940,659	Telefonica Deutschland Holding	27,573,314
23,764	Muenchener Rueckversicherungs-Gesellschaft AG	7,015,344
24,921	Fresenius Medical Care AG & Co. KGaA	1,615,584
		92,586,003

	Hong Kong—1.28%
969,000	CLP Holdings Ltd.	9,786,247

	Italy—5.09%
5,552,969	Snam SpA	33,446,520
785,424	Italgas SpA	5,398,902
		38,845,422

	Japan—16.33%
78,800	Nintendo Co., Ltd.	36,867,169
1,529,600	Subaru Corp.	27,330,608
537,200	Bridgestone Corp.	23,063,434
1,060,100	Japan Tobacco, Inc.	21,405,486
148,000	Secom Co., Ltd.	10,283,966
102,100	Sankyo Co., Ltd.	2,646,686
69,100	Ono Pharmaceutical Co., Ltd.	1,717,508
6,700	Daito Trust Construction Co., Ltd.	768,631
15,500	Mabuchi Motor Co., Ltd.	512,679
		124,596,167

	Luxembourg—0.32%
45,195	RTL Group	2,395,413

	Netherlands—5.67%
1,260,866	Koninklijke Ahold Delhaize NV	43,258,670

See Notes to Schedules of Investments.
26 SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/21 (UNAUDITED)

Ariel International Fund (continued)

Number of shares	Common stocks—93.30%	Value

	Peru—1.63%
102,037	Credicorp Ltd.	$12,455,657

	Portugal—0.27%
89,796	Jeronimo Martins SGPS SA	2,054,878

	Singapore—0.13%
141,300	Singapore Exchange Ltd.	975,134

	Spain—4.68%
1,399,082	Endesa SA	32,208,883
446,708	Tecnicas Reunidas SA(a)	3,521,324
		35,730,207

	Switzerland—9.68%
152,792	Roche Holding AG	63,387,481
82,054	Novartis AG	7,210,251
23,346	Nestle SA	3,259,506
517	Novartis AG ADR	45,222
		73,902,460

	United Kingdom—9.77%
2,157,793	GlaxoSmithKline plc	46,923,661
5,036,466	Direct Line Insurance Group plc	19,019,735
2,837,917	Vodafone Group plc	4,312,202
84,375	St. James’s Place plc	1,922,655
13,234	Reckitt Benckiser Group plc	1,136,035
7,815	AstraZeneca plc ADR	455,224
22,554	Close Brothers Group plc	428,612
26,271	National Grid plc	376,855
		74,574,979

	United States—6.71%
475,844	Philip Morris Intl, Inc.	45,205,180
51,474	Check Point Software Technologies Ltd.(a)	5,999,809
		51,204,989
	Total common stocks (Cost $586,185,047)	712,040,063

Number of shares	Short-term investments—3.65%	Value

27,873,445	Northern Institutional Treasury Portfolio, 0.00%(c)	$27,873,445
	Total short-term investments (Cost $27,873,445)	27,873,445

	Total Investments—96.95% (Cost $614,058,492)	739,913,508

	Cash, Foreign Currency, Other Assets less Liabilities—3.05%	23,309,450
	Net Assets—100.00%	$763,222,958

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	27

Schedules of investments	12/31/21 (UNAUDITED)

Ariel International Fund (continued)

Open forward currency contracts as of December 31, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

03/09/2022	UBS AG	AUD	13,288,397	EUR	8,291,143	$217,106

03/09/2022	UBS AG	NOK	10,536,969	EUR	1,021,694	30,190

03/09/2022	UBS AG	AUD	52,044,187	USD	36,717,070	1,154,051

03/09/2022	UBS AG	GBP	22,309,088	USD	29,585,309	602,192

03/09/2022	UBS AG	NOK	27,539,911	USD	3,019,205	104,086

03/09/2022	UBS AG	SEK	105,171,840	USD	11,586,224	59,074

03/09/2022	UBS AG	SGD	2,760,139	USD	2,015,000	32,437

Subtotal UBS AG						2,199,136

03/09/2022	Northern Trust	SEK	46,662,831	USD	5,140,437	26,369

03/09/2022	Northern Trust	SGD	7,669,324	USD	5,599,518	89,492

Subtotal Northern Trust						115,861

03/09/2022	JPMorgan Chase	CHF	1,301,000	AUD	1,964,991	420

03/09/2022	JPMorgan Chase	AUD	1,997,430	CHF	1,301,000	23,185

03/09/2022	JPMorgan Chase	SGD	1,681,621	EUR	1,085,288	10,100

03/09/2022	JPMorgan Chase	CNH	9,355,467	USD	1,458,902	6,224

03/09/2022	JPMorgan Chase	GBP	3,985,971	USD	5,286,207	107,402

03/09/2022	JPMorgan Chase	SEK	13,365,936	USD	1,471,621	8,341

Subtotal JPMorgan Chase						155,672

Subtotal - Open forward currency contracts with unrealized appreciation						$2,470,669

Open forward currency contracts with unrealized depreciation

03/09/2022	UBS AG	USD	19,457,299	CNH	124,926,346	(106,957)

03/09/2022	UBS AG	SEK	22,754,336	EUR	2,217,036	(8,074)

Subtotal UBS AG						(115,031)

03/09/2022	JPMorgan Chase	USD	1,450,578	CAD	1,853,592	(14,579)

03/09/2022	JPMorgan Chase	JPY	1,181,096,779	CNH	66,915,731	(206,012)

03/09/2022	JPMorgan Chase	USD	4,780,745	CNH	30,700,510	(27,149)

03/09/2022	JPMorgan Chase	USD	5,409,370	EUR	4,770,071	(28,851)

03/09/2022	JPMorgan Chase	USD	19,731,845	EUR	17,453,315	(166,178)

03/09/2022	JPMorgan Chase	USD	3,083,647	GBP	2,323,365	(60,209)

03/09/2022	JPMorgan Chase	USD	1,471,621	SEK	13,305,475	(1,646)

03/09/2022	JPMorgan Chase	JPY	3,579,954,056	USD	31,576,973	(437,821)

Subtotal JPMorgan Chase						(942,445)

Subtotal - Open forward currency contracts with unrealized depreciation						$(1,057,476)

Net unrealized appreciation (depreciation) on forward currency contracts						$1,413,193

See Notes to Schedules of Investments.
28 SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/21 (UNAUDITED)

Ariel Global Fund

Number of shares	Common stocks—96.49%	Value

	Belgium—0.11%
2,323	KBC Group NV	$199,572

	Brazil—3.14%
715,495	BB Seguridade Participacoes SA	2,648,495
628,090	TIM SA of Brazil	1,487,754
169,058	Telefonica Brasil SA	1,467,602
		5,603,851

	Chile—0.19%
20,915	Banco Santander-Chile ADR	340,705

	China—6.98%
62,121	Baidu, Inc. ADR(a)	9,242,984
87,154	Trip.com Group Ltd. ADR(a)	2,145,732
630,831	TravelSky Technology Ltd.	1,061,424
		12,450,140

	Denmark—0.50%
5,734	Novo Nordisk A/S	644,077
9,945	H Lundbeck A/S	256,059
		900,136

	Finland—1.89%
531,188	Nokia Corp.(a)	3,364,380

	France—4.96%
41,898	Michelin (CGDE)	6,876,081
13,846	Sanofi	1,396,346
3,191	Safran SA	391,124
1,986	Thales SA	169,127
		8,832,678

	Germany—3.66%
31,720	Deutsche Boerse AG	5,296,429
306,912	Telefonica Deutschland Holding	851,310
1,305	Muenchener Rueckversicherungs-Gesellschaft AG	385,248
		6,532,987

	Hong Kong—0.53%
93,000	CLP Holdings Ltd.	939,237

	Italy—1.09%
323,326	Snam SpA	1,947,450

	Japan—7.52%
8,550	Nintendo Co., Ltd.	4,000,181
175,300	Subaru Corp.	3,132,228
123,700	Japan Tobacco, Inc.	2,497,744
55,900	Bridgestone Corp.	2,399,937
19,700	Secom Co., Ltd.	1,368,879
		13,398,969

	Mexico—0.33%
160,350	Wal-Mart de Mexico SAB de CV	595,884

	Netherlands—0.61%
31,853	Koninklijke Ahold Delhaize NV	1,092,835

	Peru—3.08%
44,920	Credicorp Ltd.	5,483,384

	South Africa—0.36%
170,421	Sanlam Ltd.	634,841

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	29

Schedules of investments	12/31/21 (UNAUDITED)

Ariel Global Fund (continued)

Number of shares	Common stocks—96.49%	Value

	South Korea—2.47%
66,227	KT&G Corp.	$4,399,980

	Spain—3.50%
271,342	Endesa SA	6,246,684

	Switzerland—8.50%
32,606	Roche Holding AG	13,526,966
8,119	Nestle SA	1,133,553
5,523	Novartis AG	485,317
		15,145,836

	Taiwan—0.50%
157,000	Catcher Technology Co., Ltd.	887,551

	United Kingdom—7.49%
501,078	GlaxoSmithKline plc	10,896,511
365,995	Direct Line Insurance Group plc	1,382,145
313,480	Vodafone Group plc	476,331
20,970	Vodafone Group plc ADR	313,082
3,213	Reckitt Benckiser Group plc	275,811
		13,343,880

	United States—39.08%
58,732	Microsoft Corp.	19,752,746
141,820	Gilead Sciences, Inc.	10,297,550
105,760	Philip Morris Intl, Inc.	10,047,200
39,252	Johnson & Johnson	6,714,840
17,565	Berkshire Hathaway, Inc., Class B(a)	5,251,935
48,956	Amdocs Ltd.	3,663,867
50,498	Bristol-Myers Squibb Co.	3,148,550
108,634	Equity Commonwealth(a)	2,813,621
51,897	Verizon Communications, Inc.	2,696,568
28,059	NetApp, Inc.	2,581,147
24,350	Tapestry, Inc.	988,610
8,405	Check Point Software Technologies Ltd.(a)	979,687
12,702	U.S. Bancorp	713,471
		69,649,792
	Total common stocks (Cost $131,338,213)	171,990,772

Number of shares	Short-term investments—2.56%	Value

4,561,297	Northern Institutional Treasury Portfolio, 0.00%(c)	$4,561,297
	Total short-term investments (Cost $4,561,297)	4,561,297

	Total Investments—99.05% (Cost $135,899,510)	176,552,069

	Cash, Foreign Currency, Other Assets less Liabilities—0.95%	1,688,548

	Net Assets—100.00%	$178,240,617

See Notes to Schedules of Investments.
30 SLOW AND STEADY WINS THE RACE

Schedules of investments	12/31/21 (UNAUDITED)

Ariel Global Fund (continued)

Open forward currency contracts as of December 31, 2021

Contract settlement date	Counterparty	Currency to be received	Amount to be received	Currency to be delivered	Amount to be delivered	Unrealized appreciation (depreciation)

Open forward currency contracts with unrealized appreciation

03/09/2022	UBS AG	AUD	899,925	CHF	586,082	$10,526

03/09/2022	UBS AG	CAD	1,099,894	EUR	761,334	1,427

03/09/2022	UBS AG	NOK	1,913,961	EUR	185,583	5,484

03/09/2022	UBS AG	CAD	486,293	USD	380,597	3,789

Subtotal UBS AG						21,226

03/09/2022	Northern Trust	SGD	746,948	USD	545,361	8,716

Subtotal Northern Trust						8,716

03/09/2022	JPMorgan Chase	AUD	1,198,694	CHF	780,754	13,914

03/09/2022	JPMorgan Chase	AUD	1,673,601	EUR	1,043,745	27,890

03/09/2022	JPMorgan Chase	USD	2,891,385	JPY	327,747,694	40,570

03/09/2022	JPMorgan Chase	USD	540,476	JPY	61,803,000	2,901

Subtotal JPMorgan Chase						85,275

Subtotal - Open forward currency contracts with unrealized appreciation						$115,217

Open forward currency contracts with unrealized depreciation

03/09/2022	UBS AG	USD	541,067	CHF	495,720	(3,916)

03/09/2022	UBS AG	USD	3,256,418	CNH	20,907,956	(17,901)

03/09/2022	UBS AG	SEK	3,374,535	EUR	328,793	(1,197)

03/09/2022	UBS AG	USD	684,328	GBP	516,024	(13,929)

Subtotal UBS AG						(36,943)

03/09/2022	Northern Trust	USD	1,303,175	CHF	1,203,156	(19,548)

03/09/2022	Northern Trust	SEK	2,227,543	GBP	185,007	(3,694)

03/09/2022	Northern Trust	USD	426,325	GBP	321,420	(8,604)

Subtotal Northern Trust						(31,846)

03/09/2022	JPMorgan Chase	CAD	4,199,009	CHF	3,037,408	(20,184)

03/09/2022	JPMorgan Chase	USD	4,431,679	CHF	4,094,113	(69,296)

03/09/2022	JPMorgan Chase	USD	1,077,344	CNH	6,918,380	(6,118)

03/09/2022	JPMorgan Chase	USD	13,520,858	EUR	11,959,540	(113,870)

03/09/2022	JPMorgan Chase	USD	6,685,310	GBP	5,040,940	(135,829)

Subtotal JPMorgan Chase						(345,297)

Subtotal - Open forward currency contracts with unrealized depreciation						$(414,086)

Net unrealized appreciation (depreciation) on forward currency contracts						$(298,869)

ADR American Depositary Receipt

(a)	Non-income producing.

(b)	Affiliated company (See Note Three, Transactions with Affiliated Companies).

(c)	The rate presented is the 7-day current yield as of December 31, 2021.

A category may contain multiple industries as defined by the Global Industry Classification Standards.

See Notes to Schedules of Investments.
ARIELINVESTMENTS.COM	31

Notes to the schedule of investments	12/31/21 (UNAUDITED)

NOTE ONE | ORGANIZATION

Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel International Fund and Ariel Global Fund (each, a “Fund” and collectively, the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

The Northern Trust Company (“Northern Trust”) provides fund administration and tax reporting services for the Funds in its role as sub-fund administrator engaged by the Adviser for Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund and as fund administrator engaged by the Trust for Ariel International Fund and Ariel Global Fund. Northern Trust also acts as the Funds’ accounting agent and custodian. U.S. Bank Global Fund Services serves as the Funds’ transfer agent.

NOTE TWO | SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies related to investments of the Funds held at December 31, 2021.

Securities valuation—Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a last sale price or a closing price is not reported, a security shall be valued using i) the closing price on another exchange on which the security traded (if such price is made available by the pricing vendor) or ii) the mean between the bid and ask prices for securities for which reliable bid and ask quotations are available.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments to account for the market movement between the close of a foreign market in which the security is traded and the close of the New York Stock Exchange. In the event the Funds become aware of a significant event that may materially affect the value of a security, a fair value of such security will be determined in accordance with procedures established by the Board of Trustees.

Investments in money market funds are valued at their closing net asset value each business day.

Debt securities having a maturity over 60 days are valued using evaluated prices or matrix pricing methods determined by a pricing service which take into consideration factors such as yield, maturity, ratings, and traded prices in identical or similar securities. Short-term debt obligations having a maturity of 60 days or less are valued at amortized cost, so long as it approximates fair value.

Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Fair value measurements—Accounting Standards CodificationTM Topic 820-10 (ASC 820-10) establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2021, in valuing the Funds’ investments carried at fair value:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund

Level 1	$3,394,833,918	$1,400,441,550	$70,980,252
Level 2	—	—	—
Level 3	—	—	—

Total investments	$3,394,833,918	$1,400,441,550	$70,980,252

32	SLOW AND STEADY WINS THE RACE

Notes to the schedules of investments	12/31/21 (UNAUDITED)

Industry classifications for Ariel Fund, Ariel Appreciation Fund, and Ariel Focus Fund are included in the Schedules of Investments for the respective Fund.

Ariel International Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Communication services	$43,561,906	$66,835,896	$—	$110,397,802
Consumer discretionary	46,556,190	53,040,728	—	99,596,918
Consumer staples	91,654,763	24,664,992	—	116,319,755
Energy	—	3,521,324	—	3,521,324
Financials	47,757,031	63,397,105	—	111,154,136
Health care	55,436,507	88,280,356	—	143,716,863
Industrials	7,409,459	10,796,645	—	18,206,104
Information technology	11,115,841	16,025,282	—	27,141,123
Real estate	—	768,631	—	768,631
Utilities	10,163,102	71,054,305	—	81,217,407

Total common stocks	$313,654,799	$398,385,264	$—	$712,040,063
Short-term investments	27,873,445	—	—	27,873,445

Total investments	$341,528,244	$398,385,264	$—	$739,913,508

Other financial instruments
Forward currency contracts^	$—	$1,413,193	$—	$1,413,193

Ariel Global Fund	Level 1	Level 2*	Level 3	Total

Common stocks
Communication services	$12,728,965	$7,806,847	$—	$20,535,812
Consumer discretionary	10,010,423	5,532,165	—	15,542,588
Consumer staples	12,011,730	8,031,277	—	20,043,007
Financials	14,006,053	8,330,172	—	22,336,225
Health care	32,453,797	14,912,419	—	47,366,216
Industrials	560,251	1,368,879	—	1,929,130
Information technology	28,038,871	4,251,931	—	32,290,802
Real estate	2,813,621	—	—	2,813,621
Utilities	939,237	8,194,134	—	9,133,371

Total common stocks	$113,562,948	$58,427,824	$—	$171,990,772
Short-term investments	4,561,297	—	—	4,561,297

Total investments	$118,124,245	$58,427,824	$—	$176,552,069

Other financial instruments
Forward currency contracts^	$—	$(298,869)	$—	$(298,869)

*	As of December 31, 2021, the Level 2 investments held were securities subject to fair valuation due to market holidays and forward currency contracts. See Schedules of Investments.

^

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from trading in active forward foreign currency markets. As such, forward currency contracts are categorized as Level 2. The value of forward currency contracts that is disclosed in this table is equal to the difference between Open forward currency contracts with unrealized appreciation and Open forward currency contracts with unrealized depreciation shown in the Schedules of Investments.

Foreign currency—Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars on a daily basis using exchange rates obtained from an independent third party.

Forward currency contracts—Ariel International Fund and Ariel Global Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. This counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are “marked-to-market” daily, and as noted above, any resulting unrealized gain (loss) is recorded as Net unrealized appreciation (depreciation) on forward currency contracts as disclosed in the Schedules of Investments.

ARIELINVESTMENTS.COM	33

Notes to the schedules of investments	12/31/21 (UNAUDITED)

Securities transactions—Securities transactions are accounted for on a trade date basis.

NOTE THREE  |  TRANSACTIONS WITH AFFILIATED COMPANIES

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate of a fund as defined in the 1940 Act. The following transactions were made during the period ended December 31, 2021 in securities that are deemed to be an affiliated company:

	Share activity				Three months ended December 31, 2021

Security name	Balance September 30, 2021	Purchases	Sales	Balance December 31, 2021	Value	Dividends credited to income	Amount of gain (loss) realized on sale of shares	Amount of change in unrealized gain (loss) on shares	Percent of net assets

Ariel Fund

Adtalem Global Education, Inc. (Consumer discretionary)	2,600,502	1,040,025	—	3,640,527	$107,613,978	$—	$—	$(23,578,061)	3.2%

Core Laboratories NV (Energy)	1,190,310	1,736,166	—	2,926,476	65,289,680	15,766	—	(13,166,198)	1.9

					$172,903,658	$15,766	$—	$(36,744,259)	5.1%

34	SLOW AND STEADY WINS THE RACE

Board of trustees

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
INDEPENDENT TRUSTEES:

William C. Dietrich Age: 72	Lead Independent Trustee, Chair of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 1986; Member of Management Contracts Committee and Audit Committee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009

Eric H. Holder, Jr. Age: 70	Trustee, Chair of Governance Committee, Member of Management Contracts Committee	Indefinite, until successor elected Trustee since 2019; Member of Management Contracts Committee since 2019; Governance Committee Chair since 2021 (member since 2020)	Partner, Covington & Burling since 2015

Christopher G. Kennedy Age: 58	Trustee, Chair of Audit Committee, Member of Management Contracts, Governance, and Executive Committees	Indefinite, until successor elected Trustee since 1994; Member of Management Contracts Committee since 1995; Audit Committee Chair since 2014 (member since 1995); Member of Executive Committee since 2015	Chair, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder (2012) and Chairman (2012-2018, Emeritus since 2018), Top Box Foods	Interface Inc.; Knoll, Inc.

Kim Y. Lew Age: 55	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2014; Member of Management Contracts Committee and Audit Committee since 2014	President and Chief Executive Officer of the Columbia Investment Management Company since 2020; Vice President and Chief Investment Officer, Carnegie Corporation of New York 2016 to 2020

Stephen C. Mills Age: 62	Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected Trustee since 2015; Member of Management Contracts Committee since 2015 and Member of Audit Committee since 2019	President of Basketball Operations, New York Knicks, 2017 to 2020; NBA Alternate Governor, New York Knicks, 2013 to 2020; General Manager, New York Knicks, 2013 to 2017	Selective Insurance Group, Inc.; Madison Square Garden Sports Corp.; and MSG Networks Inc.

James M. Williams Age: 74	Trustee, Chair of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected Trustee since 2006; Management Contracts Committee Chair since 2007; Member of Governance Committee since 2013	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (Mr. Williams oversees a total of 93 SEI Mutual Fund portfolios)
INTERESTED TRUSTEES:

Mellody L. Hobson Age: 52	Chair of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected Trustee since 1993; President since 2002; Chair since 2006; Member of Executive Committee since 1995	Co-CEO since 2019 and President since 2000, Ariel Investments, LLC	Starbucks Corporation; JPMorgan Chase & Co.

John W. Rogers, Jr. Age: 63	Trustee	Indefinite, until successor elected Trustee since 2000 and from 1986 to 1993	Founder, Chairman, Chief Investment Officer since 1983, and Co-CEO since 2019 (formerly CEO, 1983-2019) Ariel Investments, LLC; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	McDonald’s Corporation; Nike, Inc.; Ryan Specialty Group Holdings, Inc.; The New York Times Company

The Statement of Additional Information (SAI) for Ariel Investment Trust includes additional information about the Funds’ Trustees. The SAI is available without charge by calling 800.292.7435 or by logging on to our website, arielinvestments.com.

Note: Number of portfolios in complex overseen by all Trustees is five. Address for all Trustees is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

ARIELINVESTMENTS.COM	35

Officers

Name and age	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Other directorships
Mareilé B. Cusack Age: 63	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Chief Privacy Officer, Ariel Investments, LLC since 2019; Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008
Wendy D. Fox Age: 59	Chief Compliance Officer and Vice President	Indefinite, until successor elected Chief Compliance Officer and Vice President since 2014	Senior Vice President, Ariel Investments, LLC, since 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017
James R. Rooney Age: 63	Chief Financial Officer, Vice President and Treasurer	Indefinite, until successor elected Chief Financial Officer, Vice President and Treasurer since 2015	Senior Vice President, Fund Administration, Ariel Investments, LLC since 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017

Note: Number of portfolios in complex overseen by all Officers is five. Address for all officers is 200 East Randolph Street, Suite 2900, Chicago, IL 60601-6505.

36	SLOW AND STEADY WINS THE RACE

IMPORTANT DISCLOSURES

Risks of investing in the Funds

The intrinsic value of the stocks in which the Funds invest may never be recognized by the broader market. The Funds are often concentrated in fewer sectors than their benchmarks, and their performance may suffer if these sectors underperform the overall stock market. Equity investments are affected by market conditions. Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund invest in small and/or mid-cap companies, which is riskier and more volatile than investing in large cap stocks. Ariel Focus Fund is a non-diversified fund and therefore may be more volatile than a more diversified investment. Ariel International Fund and Ariel Global Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The International and Global Funds’ use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. The International and Global Funds’ investments in emerging markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price.

Specific stocks held by the Funds

In this report, we candidly discuss specific stocks held by the Funds. Our opinions are current as of the date they were written but are subject to change. We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security.

Please read the Funds’ prospectuses

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC. Ariel Distributors, LLC is a member of the Securities Investor Protection Corporation.

ARIELINVESTMENTS.COM 37

INFORMATION ABOUT THE FUNDS’ INDEXES AND THE GICS SECTOR CLASSIFICATION STANDARDS

The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Fund.

The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Fund.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. This index pertains to Ariel Appreciation Fund.

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. This index pertains to Ariel Appreciation Fund.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. This index pertains to Ariel Focus Fund.

The S&P 500® Index is the most widely accepted barometer of large cap U.S. equities. It includes 500 leading companies. This index pertains to Ariel Fund, Ariel Appreciation Fund and Ariel Focus Fund.

The MSCI EAFE Index is an unmanaged, market-weighted index of companies in developed markets, excluding the U.S. and Canada. The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada. The MSCI EAFE Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across Developed Markets countries around the world, excluding the US and Canada. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) ex-US Index is an unmanaged, market-weighted index of global developed and emerging markets, excluding the United States. The MSCI ACWI ex-US Value Index captures large and mid cap securities exhibiting overall value style characteristics across 22 Developed and 25 Emerging Markets countries. The MSCI ACWI ex-US Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 22 Developed Markets (DM) countries and 25 Emerging Markets (EM) countries. These indexes pertain to Ariel International Fund.

The MSCI ACWI (All Country World Index) Index is an unmanaged, market weighted index of global developed and emerging markets. The MSCI ACWI Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 25 Emerging Markets (EM) countries. The MSCI ACWI Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 25 Emerging Markets (EM) countries. These indexes pertain to Ariel Global Fund.

All MSCI Index net returns reflect the reinvestment of income and other earnings, including the dividends net of the maximum withholding tax applicable to non-resident institutional investors that do not benefit from double taxation treaties. MSCI uses the maximum tax rate applicable to institutional investors, as determined by the companies’ country of incorporation.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. Source: MSCI.

GICS was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Ariel Investments, LLC. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

38	SLOW AND STEADY WINS THE RACE

The materials used to produce this report were sourced responsibly.

The paper used along with the packaging are all recyclable.

Ariel Investment Trust

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

800.292.7435

• arielinvestments.com

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What’s inside

•	Playing our ‘Value Hand’ Co-CEOs Mellody Hobson and John W. Rogers, Jr. share their disciplined approach to exploiting inefficiencies in the market today in order to win in the long term.

•	Inflation is With Us Vice Chairman Charlie Bobrinskoy believes that value will outperform growth, supported by higher inflation and rising interest rates.

•	Winning by Not Losing Chief Investment Officer of Global Equities Rupal Bhansali on maintaining a primary objective of capital appreciation and secondary objective of capital preservation.

•	Spotlights Perspectives from our domestic research team on KKR & Co. Inc. (NYSE: KKR), Manchester United (NYSE: MANU) and Resideo Technologies (NYSE: REZI).

Slow and steady wins the race.	TPI (3,907 ©02/21 AI–04